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                                  EXHIBIT 10.16

                 GTECH CORPORATION PARTICIPANTS IN SUPPLEMENTAL
                                 RETIREMENT PLAN

Howard Cohen
David Calabro
Jaymin Patel
Kathleen Mc Keough
Larry Smith
Marc Crisafulli
Antonio Carlos Rocha
Robert Plourde
William Pieri
William Middlebrook
Jean Pierre Desbiens
W. Bruce Turner